FIRST INVESTORS SERIES FUND II, INC.
                              Growth & Income Fund
                            Mid-Cap Opportunity Fund
                              Utilities Income Fund
                           FIRST INVESTORS SERIES FUND
                                 Blue Chip Fund
                             Special Situations Fund
                                Total Return Fund
                        FIRST INVESTORS GLOBAL FUND, INC.
                          Supplement dated June 4, 1999
         to Statement of Additional Information dated February 19, 1999

    The following paragraph replaces the first paragraph under the section entitled "UTILITIES INCOME Fund" on page 4 and 5:
        "The Fund seeks its objective by investing, under normal market conditions, at least 65% of its total assets in equity and debt securities issued by companies primarily engaged in the public utilities industry. Equity securities in which the Fund may invest include common stocks, preferred stocks, securities convertible into common stocks or preferred stocks and warrants to purchase common or preferred stocks. The portion of the Fund's assets invested in equity securities and in debt securities will vary from time to time due to changes in interest rates and economic and other factors."

    The following  sentence  replaces  the  first  sentence  of the  third  full paragraph  on page 5:
        "The Fund may invest up to 35% of its total assets in the following instruments: debt securities and common and preferred stocks of non-utilities companies; U.S. Government Obligations; mortgage-backed securities; cash; and money market instruments consisting of prime commercial paper, bankers' acceptances, certificates of deposit and repurchase agreements."

    The following paragraph should be added after the third full paragraph on page 5:
        "The Fund may not invest more than 5% of its total assets in debt securities rated below Baa by Moody's or BBB by S&P (so-called "junk bonds"). See "Debt Securities," below, and Appendix A for a description of corporate bond ratings. See "High Yield Securities.""

    The following sentence replaces the first sentence of the section entitled "HIGH YIELD SECURITIES-RISK FACTORS" on page 12:
        "BLUE CHIP FUND, TOTAL RETURN FUND, GROWTH & INCOME FUND and UTILITIES INCOME FUND may invest in high yield, high risk securities (commonly referred to as "junk bonds") ("High Yield Securities")."